                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Approved Financial Corp.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                                  logo
                           APPROVED FINANCIAL CORP.
                        1716 Corporate Landing Parkway
                        Virginia Beach, Virginia 23454


Dear Shareholders,

You are cordially invited to attend the Annual Meeting of Shareholders for Approved Financial Corp. on June 7, 2000, 2:30 PM eastern standard time, at the corporate headquarters of Approved Financial Corp. located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454.

As a stockholder of Approved Financial Corp., you have a right to vote on certain matters affecting the company. This proxy statement discusses the proposals you are voting on this year. Please read it carefully because it contains important information for you to consider when deciding how to vote. Your vote is important.

The following abbreviations as indicated below occur throughout this document:

 .    Approved Financial Corp. is the referred to as "Company" or "Approved"
 .    The Proxy Statement, the Proxy Card and our 1999 Annual Report to
     Shareholders are collectively referred to as the "proxy materials"
 .    The Board of Directors of Approved Financial Corp. as a group is referred to as the "Board"
 .    An individual member of the Board is referred to as "Director"
 .    The Annual Meeting of Shareholders scheduled for June 7, 2000 is referred to as the "Meeting"

Your support of Approved is greatly appreciated by the Board and the management of the Company.

                                  Sincerely,
                                  /s/ Allen D. Wykle
                                  Allen D. Wykle, Chairman of the Board
                                  President and Chief Executive Officer

                               Table of Contents

NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS...............................................      4

PROXY STATEMENT.............................................................................      5

  QUESTIONS AND ANSWERS.....................................................................      5

     Questions and Answers concerning proxy materials and voting procedures

  ITEMS PROPOSED FOR VOTE...................................................................      8

     Proposal # 1. Election of Directors

     Proposal # 2. Appointment of Independent Certified Public Accountants

  THE BOARD OF DIRECTORS....................................................................      9

  INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES....................................     10

  COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS.........................................     11

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION ..............................     13

  DIRECTOR COMPENSATION.....................................................................     13

  EXECUTIVE OFFICERS........................................................................     14

  EXECUTIVE COMPENSATION....................................................................     15

  OPTION/SAR GRANTS.........................................................................     17

  OPTION/SAR EXERCISES & YEAR-END VALUES....................................................     18

  EMPLOYMENT AGREEMENTS.....................................................................     18

  COMPENSATION COMMITTEE REPORT.............................................................     22

    The 1996 Stock Incentive Plan / 401 (K) PLAN / CEO Compensation

  STOCK PERFORMANCE GRAPH...................................................................     26

  BENEFICIAL STOCKHOLDER TABLE..............................................................     27

  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................................     29

  AVAILABILITY OF FORM 10 K.................................................................     30

  SECTION 16(A) REPORTING COMPLIANCE........................................................     30

  PROPOSALS BY SHAREHOLDERS.................................................................     30

  OTHER BUSINESS............................................................................     31

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On June 7, 2000
                       At 2:30 PM prevailing local time

The Annual Meeting of Shareholders of Approved Financial Corp., a Virginia Corporation, will be held at Approved Financial Corp. corporate headquarters located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454, on Wednesday, June 7, 2000 at 2:30 PM prevailing local time, for the following purposes:

 .    Elect three Directors to the Board of Directors

 .    Appoint PricewaterhouseCoopers LLP as the Company's independent public accountants for 2000

 .    Conduct other business properly brought before the Meeting

We will also report on Approved's and the mortgage industry's performance for 1999 at the Meeting.

The record date for the Meeting, which is the date used to determine which Shareholders are entitled to vote at the Meeting and receive these materials, is May 3, 2000. Shareholders can vote at the Meeting in person or by proxy. We look forward to greeting those Shareholders able to attend the Meeting.

The Board is sending these proxy materials, including the Annual Report to all shareholders. However, the Annual Report to Shareholders does not form any part of the Proxy Statement. The date of this Proxy Statement is April 30, 2000 and the approximate date on which the Company is sending the proxy materials is May 9, 2000.

The Board is asking you to vote your shares by completing and returning the proxy card. If you return the proxy card in time for the Meeting, then your shares will be voted according to your instructions. All cost associated with the proxy materials are paid by the Company.

                               By Order of the Board of Directors,

                               /s/ Allen D. Wykle
                               Allen D. Wykle
                               Chairman of the Board and Chief Executive Officer

Virginia Beach, Virginia
April 30, 2000

                                   IMPORTANT
 Whether or not you plan to attend, please SIGN, DATE and RETURN the enclosed Proxy in the enclosed postage paid envelope. If you do attend the meeting, you may, if you wish, revoke your Proxy and vote your shares in person.

                                PROXY STATEMENT

                             QUESTIONS AND ANSWERS

Q: WHY AM I RECEIVING THESE PROXY MATERIALS?

A: You are receiving these proxy materials because you own shares of Approved Financial Corp. common stock ($1.00 par value) of as of May 3, 2000 (the record date). This proxy statement describes proposals on which we request you, as a stockholder, to vote. It also gives you information on these proposals, as well as other information, so that you can make an informed decision.

Q: WHO CAN VOTE AT THE MEETING?

A: Stockholders who owned Company common stock on May 3, 2000 may attend and vote at the Meeting. Each share is entitled to one vote. There were 5,482,114 shares of Company common stock outstanding on May 3, 2000.


Q: WHAT IS THE PROXY CARD?

A: The proxy card enables you to appoint Allen D. Wykle and Stanley Broaddus as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Messrs. Wykle and/or Broaddus to vote your shares at the Meeting, as you have instructed them on the proxy card. This way, your shares are voted whether or not you attend the Meeting. Even if you plan to attend the meeting, it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change.


Q: HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

A: To hold the meeting and conduct business, a majority of the Company's outstanding shares as of May 3, 2000 must be present at the meeting. This is called a quorum.

Shares are counted as present at the meeting if the stockholder either:

-  is present and votes in person at the meeting, or

-  has properly submitted a proxy card.

Q: WHAT AM I VOTING ON?

A: We are asking you to vote on :

-    the re-election of three Directors,
- appointment of PricewaterhouseCoopers LLC as the Company's public accountants for 2000

Q: HOW DO I SUBMIT MY VOTE?

A: You can vote by:

(1)  VOTING BY MAIL.

You do this by marking your voting instructions and signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope.

If you do not mark your voting instructions on the proxy card, your shares will be voted:

  -  FOR the three named nominees for directors,

  - FOR the appointment of PricewaterhouseCoopers LLC as the Company's public accountants

(2)  VOTING IN PERSON AT THE MEETING.

We will pass out written ballots to anyone who wants to vote at the meeting. However, if you hold your shares in street name, you must request a proxy from your stockbroker in order to vote at the meeting. Holding shares in "street name" means you hold them in an account at a brokerage firm.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A:   It means that you have multiple accounts with stockbrokers or that you hold stock certificates with multiple registrations according to the Company's transfer agent, which is First Union. Please complete and return ALL proxy cards to ensure that all of your shares are voted.

Q:   WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A:   You may revoke your proxy and change your vote at any time, however, your change MUST be received before the polls close at the Meeting.  You may do this by:

- signing and returning by mail another proxy with a later date, or

- voting at the meeting

Q:   WILL MY SHARES BE VOTED IF I DO NOT RETURN MY PROXY CARD?

A:   If your shares are in street name, your brokerage firm, under certain circumstances, may vote your shares if they do not receive your proxy in a timely manner prior to the Meeting.

In this event, your brokerage firm may either:

- vote your shares on certain voting proposals, or

- not vote your shares

When a brokerage firm votes a customer's shares, these shares are counted as present at the Meeting to determine if a quorum exists in order to conduct business at the Meeting.

The proposals for voting described in the Proxy Statement are matters for which your broker may vote your shares if your proxy is not received in a timely manner.

We encourage you to provide instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the meeting.

Q: HOW WILL THE COMPANY COUNT MY VOTE?

A: Tabulating Agent. Voting results submitted by proxy are tabulated and certified by our transfer agent, First Union National Bank, Corporate Trust Department.

A: The Inspector(s) of Elections, an employee of the Company, will have a tabulation report from the transfer agent available at the Meeting and will make adjustments for votes submitted by ballot at the Meeting in order to determine and present the final voting results.

Q: WHAT ARE MY VOTING OPTIONS AND WHAT HAPPENS IF I ABSTAIN FROM A VOTE?

A: You may vote either "for" or "against" or "withhold authority to vote" concerning each Director nominee.

A: You may vote "for," "against" or "abstain" on the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants.

If you "abstain" or "withhold" a vote, then it will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum in order to transact business at the Meeting.

However, if you "abstain" or "withhold" a vote, it will be counted as shares that are not voted for purposes of determining the approval of any proposal submitted by a majority of the votes.

If you give your proxy without voting instructions, your shares will be counted as a vote FOR each proposal.


Q: WHO PAYS THE EXPENSES OF THESE PROXY MATERIALS AND THE MEETING?

A: The Company pays the cost directly associated with the proxy materials and the Meeting. This includes expense items such as obtaining the list of shareholders as of the record date, preparing, printing and mailing proxy materials.

Q: WHAT IF OTHER VOTING MATTERS COME UP AT THE MEETING?

A: The matters described in this Proxy Statement are the only matters of which the Company is currently aware. However, if another proposal comes up for vote at the Meeting that is not on the proxy card, Messrs. Wykle and/or Broaddus will vote your shares, under your proxy, according to their best judgment.

                            ITEMS PROPOSED FOR VOTE

                    PROPOSAL # 1.  - ELECTION OF DIRECTORS

Three Class II Directors, whose terms expire at the Meeting, are nominated for re-election for a term of three years, which will expire at the annual meeting of shareholders in 2003 or until their respective successors are elected and qualified.

Class II Directors nominated for re-election:
(Background information can be found below under "Information Concerning Directors And Director Nominees")

     1.  Stanley W. Broaddus
     2.  Arthur Peregoff
     3.  Jean S. Schwindt

The shares represented by the enclosed proxy will be voted in favor of all three nominees unless a vote is withheld from the nominee.

Votes that are withheld will be excluded entirely from the vote.

Directors are elected by a majority of the votes cast at the Meeting either in person or by proxy.

If a nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL DIRECTOR NOMINEES.

  PROPOSAL # 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the 2000 fiscal year. Such nomination is being presented to the Shareholders for ratification at the Meeting.

A vote FOR this proposal by a majority of shares present in person or represented by proxy and entitled to vote at the Meeting is required to ratify the appointment of PricewaterhouseCoopers LLP. If the Shareholders reject the nomination, the Board of Directors may reconsider its selection. If the Shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent accountants at any time during the year if the Board of Directors believe that such a change would be in the best interests of the Company.

A representative of PricewaterhouseCoopers LLP is attending the Meeting. PricewaterhouseCoopers LLP has audited and certified the Company's financial statements since the year ended 1995. The Company is advised that a representative of PricewaterhouseCoopers LLP will be present at the Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2000 FISCAL YEAR.


                            THE BOARD OF DIRECTORS

Our Board of Directors is divided into three classes, with one class being elected each year and members of each class holding office for three-year terms.

The Board of Directors currently consists of ten directors divided as follows:

Class I - three Directors with terms expiring at the 2001 Annual Meeting Class II - three Directors with terms expiring at the 2000 Annual Meeting Class III - four Directors with terms expiring at the 2002 Annual Meeting

At the Meeting to be held June 7, 2000, three Class II Directors will be re-elected for a term of three years or until his or her successor is duly elected and qualified.

A Director may be removed at any time, with or without cause, by a vote of a majority of the shares of stock represented and entitled to vote at a special meeting of Shareholders called for that purpose. A successor to a Director removed in this manner may be elected for his or her remaining term at the special meeting.

A Board vacancy may result from death, resignation, retirement, disqualification or removal from office of a Director, or by failure of the Shareholders to elect a successor to a Director who has been removed. In this event, the Board of Directors may fill such vacancy by vote of a majority of all the Directors then in office, though less than a quorum. Directors so elected shall serve for the full remaining term of their predecessors, and until their successor is duly elected and qualified, unless sooner displaced.

            INFORMATION CONCERNING DIRECTORS AND DIRECTOR NOMINEES

Background information with respect to the Directors and the Director nominees for re-election at the Meeting appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of Approved Financial Corp. Common Stock.

Class I Directors
(Term expiring at the annual meeting of shareholders to be held in 2001 or until their successor is duly elected and qualified)

Allen D. Wykle (53) Mr. Wykle, in addition to being an initial investor, organized and headed the initial management team that acquired the Company from Government Employees Insurance Corporation (GEICO) in September of 1984. He has served as Chairman of the Board, President and Chief Executive Officer of the Company since September 1984. Mr. Wykle served as a Director of IMC Mortgage Company from April 1996 until June 1998. Mr. Wykle was owner, President and Chief Executive Officer of Best Homes of Tidewater, Inc., a residential construction and remodeling company in Virginia, from 1972 to 1986.

Leon H. Perlin (72) Mr. Perlin was an initial investor in the Company in 1984 and has been a Director of the Company since 1984. Mr. Perlin has served as President and Chief Executive Officer of Leon H. Perlin Company, Inc., a commercial construction concern, for over 30 years.

Oscar S. Warner (83) Mr. Warner was an initial investor in the Company in 1984 and has been a Director and Shareholder of the Company since 1984. Mr. Warner has been retired for the past six years. Previously, he was owner and operator of Oscar Warner Corporation, an import company.

Class II Directors - Nominees for Re-election at Shareholder's Meeting scheduled for June 7, 2000.
(Term expiring at the annual meeting of shareholders to be held in 2000 or until their successor is duly elected and qualified)

Arthur Peregoff (81) Mr. Peregoff was an initial investor and has been a Director of the Company since 1985. Mr. Peregoff has served as Chief Executive Officer of Globe Iron Construction Company, Inc., a commercial construction company, for over 25 years.

Stanley W. Broaddus (50) Mr. Broaddus was an initial investor and has been a Director since 1985. Mr. Broaddus has served as Vice President and Secretary of the Company since April 1987. Previous experience includes fourteen years as Regional Sales Manager with the building products unit of Atlantic Richfield Co.

Jean S. Schwindt (44) Ms. Schwindt has been a Director of the Company since 1992 and joined the Company in June 1998 as Executive Vice President. She served as Vice President and Director of Investor Relations and Strategic Planning for IMC Mortgage Company from March 1996 until June 1998. Ms. Schwindt was elected by the Board of Directors of IMC Mortgage Company ("IMC") to fill a vacancy on the IMC Board effective April 11, 2000. From April 1989 to March 1996 she served on the Board of Directors and as Senior Vice President/Secretary of Anderson and Strudwick, Inc., a member of the New York Stock Exchange. Ms. Schwindt, a Chartered Financial Analyst and a Registered Investment Advisor, has been affiliated with the firm of Mills Value Advisers, Inc. since January 1995.

Class III Directors
(Each Class III Director is serving a Three-Year Term Expiring at the Annual Meeting of Shareholders held in 2002 or until their successor is duly elected and qualified)

Robert M. Salter (52) Mr. Salter was an initial investor and has been a Director since 1989. Mr. Salter has served as President of Salter and Hall, P.C. since 1979. Mr. Salter is a Certified Public Accountant and a Certified Financial Planner.

Neil W. Phelan, (42) Mr. Phelan is Executive Vice President and has been associated with the Company since April 1995. He has been a Director since 1997. His primary responsibility with the Company is the management of the wholesale lending unit. Immediately prior to joining the Company, Mr. Phelan served on the senior management team of ITT Financial Services for 17 years.

Barry C. Diggins (36) Mr. Diggins is Executive Vice President and has been associated with the Company since October 1994. He has been a Director since 1997. Mr. Diggins is responsible for the majority of the Company's retail lending locations. Before joining the Company, Mr. Diggins was Regional Marketing Director of ITT Financial Services from September 1985 to October 1994.

Gregory J. Witherspoon (53) Mr. Witherspoon has been a Director since 1998. He is president of Witherspoon Consulting, a company that provides consulting services to the financial services industry. He served as a Director of Aames Financial Corporation from 1991 to March 1998, as Chief Financial Officer from 1987 until 1997,after which, he served as Executive Vice President for Strategic Planning. He is a Certified Public Accountant. Mr. Witherspoon previously served on the Board of Directors of Approved from July 1996 until January 1997.


               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held four meetings in 1999. During such year, each Director attended more than 75% of the meetings held by the Board of Directors and the committees on which he or she served. The Board of Directors also acts from time to time by unanimous written consent in lieu of meetings.

The Board of Directors has four committees, all of which were formally established at the meeting of the Board of Directors held on February 6, 1998.

 .  Executive Committee
 .  Audit Committee
 .  Compensation Committee
 .  Option Committee

Executive Committee. The Executive Committee acts for the Board when the Board is not in session. The Executive Committee did not formally meet during 1999.

Executive Committee Members:
 .  Mr. Wykle, as Chairman
 .  Mr. Perlin
 .  Ms. Schwindt
 .  Mr. Broaddus

Audit Committee: The Audit Committee makes recommendations concerning the engagements of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. It also reviews and accepts the reports of the Company's regulatory examiners. The Audit Committee met on June 14, 1999.

Audit Committee Members:
 .  Mr. Witherspoon, as Chairman
 .  Mr. Perlin
 .  Mr. Warner.

Compensation Committee. The Compensation Committee determines Mr. Wykle's compensation and establishes guidelines for compensation of Executive Officers and all other employees. The Compensation Committee did not formally meet during 1999.

Compensation Committee Members:
 .  Mr. Warner, as Chairman
 .  Mr. Perlin
 .  Mr. Salter
 .  Mr. Wykle, who abstains from voting on his own compensation

Option Committee. The Option Committee administers the Company's stock option plan and grants options under the plan. The Option Committee met on June 14, 1999 and on November 22, 1999.

Option Committee Members:
Mr. Perlin, as Chairman
Mr. Warner
Mr. Salter

Nominating Committee. The Company does not have a nominating committee. The Board of Directors performs the functions customarily performed by a nominating committee as a whole or by the Executive Committee.

Any Shareholder who wishes to make a nomination at an annual or special meeting for the election of Directors must do so in compliance with the applicable procedures set forth in the Company's Bylaws. The Company will furnish Bylaw provisions upon written request to Stanley Broaddus, Secretary of the

Company, at its principal executive offices at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Wykle is the only member of the Compensation Committee that is also an employee. The other members, Messrs. Warner, Perlin and Salter are outside Directors. No interlocking relationships exist between the Company's Board of Directors or Officers responsible for compensation decisions and the Board of Directors or compensation committee of any company, nor has any such interlocking relationship existed in the past.

                            DIRECTORS' COMPENSATION

Directors employed by the Company

Directors who are employees of the Company receive no additional compensation for service as Directors.

Outside Directors

Each Director who is not an employee of the Company receives an annual retainer of $9,000, payable in cash in quarterly installments of $2,250. All Directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors.

During 1996, which was before Ms. Schwindt became an employee of the Company, the Board of Directors granted stock appreciation rights ("SARs") to Ms. Schwindt. The SARs, with an initial term of three years, entitle the holder to the appreciated value of 16,000 shares of common stock. The appreciated value is the difference between the grant price and the fair market value of the shares at the time of exercise. The grant price is $2.63. At the Board meeting held on February 21, 1999, the Board extended the term of the SARs granted to Ms. Schwindt for three years from the initial expiration date in 1999.

Mr. Witherspoon was issued 4,500 non-qualified options with an exercise price of $4 per share. The options vest over a period of ten years and under certain circumstances may vest in less than 10 years. These options are payment for on-going consulting services to the Company in addition to normal board duties.

                              EXECUTIVE OFFICERS

The Executive Officers of the Company as of the date of this Proxy Statement who are not also Directors are identified below, together with information regarding the business experience of such officers. Information regarding the business experience of Messrs. Wykle, Broaddus, Phelan and Diggins and Ms. Schwindt is set forth above under the heading "Information Concerning Directors and Director Nominees" Each Executive Officer is elected by the Board of Directors of the Company and serves at the pleasure of the Board.

Name (Age)                    Position and Business Experience
----------                    --------------------------------

Eric S. Yeakel (35)           Treasurer and Chief Financial Officer.
                              Mr. Yeakel has been with the Company since June
                              1994. He was a full time graduate student from September 1992 until receiving a Masters in Business Administration in 1994. He served as
                              Assistant Controller with Office Warehouse, Inc.
                              from October 1989 to August 1992. Mr. Yeakel is a
                              Certified Public Accountant who worked with Ernst
                              & Young from July 1987 to October 1989.


Gregory W. Gleason (47)       President of Approved Federal Savings Bank.
                              Mr. Gleason joined the Company in November 1996
                              with more than 20 years of savings institution
                              management. Mr. Gleason was Senior Vice President
                              with Virginia First Savings Bank from February
                              1984 through June 1996, and was on the management
                              team of BankAtlantic from May 1977 to January
                              1984.
14

                            EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

The following table sets forth the compensation paid to the Company's Chief Executive Officer and the most highly compensated Executive Officers other than the Chief Executive Officer. (collectively, the "Named Executive Officers") during the three years ended December 31, 1999:

                          Summary Compensation Table

                                                Annual Compensation (1)              Long-term Compensation
                                              -----------------------------------------------------------------------------------
                                                                                       Securities underlying         All Other
 Name and Principal Position        Year           Salary               Bonus               Options(2)             Compensation
                                              -----------------                       -----------------------  ------------------
Allen D. Wykle (3,4)                    1999        $   418,368           $        -                        -          $    5,000
President and Chief                     1998            418,368                    -                   20,000               4,750
Executive Officer                       1997            421,218              575,000                    1,000               4,750

Barry C. Diggins (3,5)                  1999        $   200,000           $   39,000                        -          $    5,000
Executive Vice President                1998            171,186               67,142                    7,500               4,963
Director                                1997            132,638              209,564                        -                   -

Jean S. Schwindt (6)                    1999        $   160,000           $        -                        -          $    4,800
Executive Vice President                1998             86,667                    -                   12,500               2,250
Director                                1997                  -                    -                        -              14,500

Neil W. Phelan (3,7)                    1999        $   143,000           $        -                        -          $    3,960
Executive Vice President,               1998            130,000                    -                    8,500               3,383
Director                                1997            110,000              150,000                    1,000               3,383

Eric S. Yeakel(3,8)                     1999        $   120,000           $        -                        -          $    3,600
Chief Financial Officer and             1998            102,500                    -                   13,000               2,213
Treasurer                               1997             75,910               42,171                    1,000                   -

Greg Gleason (3,9)                      1999        $   110,000           $        -                        -          $    3,300
President Approved Federal              1998            111,000                    -                    1,350               3,330
Savings Bank                            1997            103,424                    -                        -                   -

Stanley W. Broaddus (3,10)              1999        $    95,000           $        -                        -          $    2,850
Secretary and                           1998             95,000               29,216                    7,000               2,437
Vice President                          1997             85,000              100,000                    1,000               2,437
Director

______________________________

1) All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the officer named in the table and therefore are omitted according to SEC rules.
2)   Options are granted from the 1996 Incentive Option Plan.
3) Other compensation amounts reflect the Company's matching contribution under its 401(k) retirement plan.
4) Options granted to Mr. Wykle in 1997 carry an exercise price of $9.75 per share and those granted in 1998 carry an exercise price of $4 per share.
5) Mr. Diggins was paid incentive compensation based on the earnings of the retail lending division. His incentive amounts were $27,642 in 1998 and $209,564 in 1997. In 1999 Mr. Diggins received $40,670 in retro pay. His Employment Agreement was effective July 1, 1998, however, his base salary increase provided for in the Agreement was not initiated until January 1, 1999. The salary for 1998 reflects $33,386 which was paid in 1999 as retroactive salary for the period July to December of 1998. The 7,500 options granted to him in 1998 carry an exercise price of $4 per share. The $39,000 bonus paid in 1999 represents payment for 1998 retail branch income.
6) Other compensation for 1997 and 1998 represents fees earned as an outside Director. Stock options related to 12,500 shares that were granted in 1998 carry an exercise price of $4 per share. Stock Appreciation Rights concerning 16,000 shares of common stock were issued in 1996 at a price $2.63 and expire in 2003.
7) Options granted to Mr. Phelan in 1997 carry an exercise price of $4.00 per share, 8,500 options granted in 1998 carry an exercise price of $4 per share. Mr. Phelan's bonus of $150,000 earned in 1997 was paid in 1998.
8) Options granted to Mr. Yeakel in 1997 carry an exercise price of $9.75, 500 options granted in 1998 carry an exercise price of $13.50 and 12,500 options granted in 1998 carry an exercise price of $4 per share. A portion of the bonus earned and reflected in 1998 was paid in 1999.
9) Options granted to Mr. Gleason in 1998 carry an exercise price of $4 per share.
10) Options granted to Mr. Broaddus in 1997 carry an exercise price of $4.00 per share and options granted to him in 1998 carry an exercise price of $4 per share.

         STOCK OPTION/STOCK APPRECIATION RIGHT GRANTS IN THE LAST YEAR

In June of 1999, the Company granted common stock options to employees to purchase 14,600 shares of common stock at $4.00 per share. In November of 1999, the Company granted common stock options to employees to purchase 6,825 share of common stock at $4.00 per share. All grants are from the 1996 Incentive Stock Option Plan and have a term of ten years and a vesting schedule of three years.

No new stock options or stock appreciation rights were granted to Named Executive Officers during 1999. However, during 1999, 1,000 stock options granted to Mr. Phelan in 1997 with an exercise price of $9.75 per share were repriced to an exercise price of $4.00 per share and 3,000 stock options granted to him in 1998 at an exercise price of $13.75 per share were repriced to an exercise price of $4.00 per share. Additionally, 1,000 shares issued to Stanley Broaddus in 1997 at an exercise price of $9.75 per share were repriced to an exercise price of $ 4.00 per share. The table below reflects the repricing for the Named Executive Officers.


                                        Individual Grants
                                        -----------------

                                                                                            Potential Realizable
                      Number of    Percent of                                                 Value at Assumed
                     Securities   Total Options                                            Annual Rates of Stock
                     Underlying    Repriced to      Per Share Prices                       Price Appreciation for
                                                    ----------------
                       Options      Employees     Option       Market                         Option Term (1)
                                                                                              ---------------
 Name                 Repriced       in 1999     Exercise  at Repricing      Expiration         5%         10%
-------------------------------   -----------------------------------------------------        -------   --------
Neil W. Phelan            1,000           11%       $4.00      $2.75          1/26/07           $    0      $1,359
Neil W. Phelan            3,000           33%        4.00       2.75           4/7/08              189       5,685
Stanley W. Broaddus       1,000           11%        4.00       2.75          1/26/07                0       1,359

(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are permitted by rules of the Securities and Exchange Commission. There can be no assurance provided to any Executive Officer or any other holder of the Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants to Executive Officers.

Aggregate Option/Stock Appreciation Rights ("SAR") Exercises and Period-End
Values

     The following table sets forth information concerning the December 31, 1999 value of unexercised options/SARs held by the Company's Named Executive Officers on April 15, 2000.

                    Number of Securities           Value of Unexercised
                   Underlying Unexercised          In-the-money options
                 Options as Fiscal Year End       at Fiscal Year End (1)
Name           Exercisable     Unexercisable     Exercisable  Unexercisable
----------------------------------------------------------------------------
Allen Wykle          7,667          13,333             0             0
Eric Yeakel          5,500           8,500             0             0
Jean Schwindt(2)    20,167           8,333             0             0
Barry Diggins        2,500           5,000             0             0
Neil Phelan          4,833           4,667             0             0
Stanley Broaddus     3,333           4,667             0             0
Greg Gleason           450             900             0             0

(1) Value of Unexercised Options is calculated using the price of Approved Common Stock on 12/31/99 of $0.875 per share less the exercise prices of $4.00, $9.75 & $13.50 per share, multiplied by the number of shares represented by the options. There were no common stock options issued and outstanding to Executive Officers with an exercise price lower than the year end common stock market price ("in the money options") on December 31, 1999 and thus having a value based on this formula at 12/31/99.

(2)  Includes 16,000 exercisable SARs with a price of $2.63 per share.

                             EMPLOYMENT AGREEMENTS

The Company has no employment agreement with Allen D. Wykle. The Compensation Committee determines Mr. Wykle's salary and bonus (See: "CEO Compensation"). Mr. Wykle did not receive an increase in compensation during 1999 nor has he received an increase in 2000.

The Company has employment agreements with five Executive Officers as follows.

Mr. Yeakel, Diggins and Broaddus and Ms. Schwindt voluntarily deferred increases in base salary or bonus compensation due to them under the terms of their employment agreements.

Neil W. Phelan

Executive Vice President

TERM: The Employment Agreement that commenced January 1, 1998 for a three-year initial term, automatically renews for additional one-year terms absent six months written notice by either party prior to the end of a term of nonrenewal.

SALARY & OTHER BENEFITS: Mr. Phelan's annual salary for 1999 was $143,000 and is currently $157,300. The agreement provides salary increases of 10% per year. He also is entitled to all standard group employee benefits and a car allowance of $700 per month in 1999 and $750 per month in 2000.

BONUS: An annual bonus is based on the achievement of a predetermined performance goal ("Profit Target"). The Profit Target, which is defined as a goal for the annual after-tax net income of the Company for each fiscal year, which is to be set by the Chief Executive Officer of the Company and Mr. Phelan by January 31 of each new fiscal year. The Profit Target for Year Ending December 31, 2000 is $7,021,000, which is unchanged from the 1998 Profit Target, and represents a 10% increase in the Company's after-tax net income excluding income from certain investments when compared to the year ended December 31, 1997. If such Profit Target is attained, then the Employee shall be paid 2% of the Company's net income after tax excluding income derived from certain investments subject to a maximum of two times Mr. Phelan's annual salary during the fiscal year determining such bonus. If less than one hundred percent (100%), subject to a minimum of seventy-five percent ($5,266,000 for fiscal year 1999), of the Profit Target is attained, then the employee shall be paid 1% of the Company's net income after-tax excluding income derived from the Company's investment in IMC Mortgage Company, subject to a maximum of two times Mr. Phelan's annual salary during the fiscal year determining such bonus.

NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement. Under the Employment Agreement he has agreed not to compete with the Company, as to the non-conforming loan business, for a period of one year after termination within a prescribed geographic area and not to solicit or employ Company employees for two years after termination. These restrictive covenants apply upon termination by Mr. Phelan or termination for cause by the Company.

Stanley W. Broaddus.
Vice President and Secretary

TERM: The Employment Agreement which commenced January 1, 1997 was for a one year initial term and automatically renewed on January 1, 1999 and for additional one-year terms absent ninety day written notice by either party prior to the end of a renewed term.

SALARY & OTHER BENEFITS: His current base annual salary is $95,000. He is entitled to a Company car and all standard group employee benefits.

BONUS: He is entitled to a quarterly bonus based on 1 1/2% of net profits after taxes not to exceed $100,000

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement with notice and for termination upon 90 days prior written notice without cause. Under the Employment Agreement he has agreed not to compete with the company for a period of one (1) year after termination within a prescribed geographic area and not to solicit or employ Company employees for two (2) years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement. . He is also entitled to one year's annual salary in the event that a change in control of the Company occurs, which results in Allen D. Wykle no longer being employed by the Company and if the Company terminates Mr. Broaddus without cause.

Barry C. Diggins

Executive Vice President

TERM: The Employment Agreement which commenced July 1, 1998, is for a three year initial term and will automatically renew for additional one-year terms absent 90 day written notice of intent not to renew by either party prior to the end of a term.

SALARY & OTHER BENEFITS: It provides for an initial base salary at an annual rate of $200,000, and provides for increases of 3% or 6% per year effective as of January 2000 and January 2001 and any renewal terms. Mr. Diggins did not receive the base salary increase due to him as of January 2000 due to the Company's current financial condition. The yearly salary increase is 6% if the Company's net income after tax increases by 10% or greater from the prior year. The yearly salary increases by 3% is the Company's net income after tax does not increase by a minimum of 10%. Mr. Diggins agreement provides for a Company car and all standard group employee benefits

BONUS: It provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the percentage increase in net income per share for the Company (after payment of all executive bonuses), greater than 10%, compared to the previous year. For example, if net income per share increases by 50% for the year ended 1999 compared to 1998, then the employee will be entitled to a bonus equal to 40% of the base salary during 1999 ($200,000 * 40% = $80,000). The bonus is payable 50% in cash or stock at the Company's discretion and 50% in cash or stock at the employee's discretion.

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement. If the employee terminates employment or it is terminated for cause as defined in the Agreement or either party elects not to renew at the end of any term with the required notice, the contract ceases, and no further compensation or benefits are paid. If the Employment Agreement is terminated by the Company without cause, then instead of any other damages or compensation, the employee is entitled to severance pay in the amount equal to one times the annual salary. However, if the remaining term of the agreement is less than one year, then the severance pay will equal the annual salary multiplied by a percentage equal to the number of days left in the term of the contract divided by 365. If terminated without cause in a renewal term, the severance pay shall be equal to the base compensation for that renewal term multiplied by a percentage equal to the number of days remaining in the renewal term at termination divided by 365.Under the Employment Agreement he has agreed not to compete with the company for a period of one year after termination within a prescribed geographic area and not to solicit or employ Company employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

Jean S. Schwindt

Executive Vice President

TERM: The Employment Agreement which commenced July 1, 1998, is for a three year initial term and will automatically renew for additional one-year terms absent 90 day written notice of intent not to renew by either party prior to the end of a term.

SALARY: It provides for an initial base salary at an annual rate of $160,000, and provides for increases of 3% or 10% per year effective as of January 2000 and January 2001 and any renewal terms. Ms. Schwindt voluntarily deferred the base salary increase due to her as of January 2000 due to the Company's current financial condition. The yearly salary increase is 10% if the Company's net income after tax increases by 10% or greater from the prior year. The yearly salary increases by 3% is the Company's net income after tax does not increase by a minimum of 10%.

BONUS: It provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the percentage increase in net income per share for the Company (after payment of all executive bonuses), greater than 10%, compared to the previous year. For example, if net income per share increases by 50% for the year ended 1999 compared to 1998, then the employee will be entitled to a bonus equal to 40% of the base salary during 1999 ($160,000 * 40% = $64,000). The bonus is payable 50% in cash or stock at the Company's discretion and 50% in cash or stock at the employee's discretion.

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement. If the employee terminates employment or it is terminated for cause as defined in the Agreement or either party elects not to renew at the end of any term with the required notice, the contract ceases, and no further compensation or benefits are paid. If the Employment Agreement is terminated by the Company without cause, then instead of any other damages or compensation, the employee is entitled to severance pay in the amount equal to one times the annual salary. However, if the remaining term of the agreement is less than one year, then the severance pay will equal the annual salary multiplied by a percentage equal to the number of days left in the term of the contract divided by 365. If terminated without cause in a renewal term, the severance pay shall be equal to the base compensation for that renewal term multiplied by a percentage equal to the number of days remaining in the renewal term at termination divided by 365. Under the Employment Agreement she has agreed not to compete with the company for a period of one year after termination within a prescribed geographic area and not to solicit or employ Company employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

Eric S. Yeakel

Chief Financial Officer and Treasurer

TERM: The Employment Agreement which commenced July 1, 1998, is for a three year initial term and will automatically renew for additional one-year terms absent 90 day written notice of intent not to renew by either party prior to the end of a term.

SALARY: It provides for an initial base salary at an annual rate of $120,000, and provides for increases of 3% or 10% per year effective as of January 2000 and January 2001 and any renewal terms. Mr. Yeakel voluntarily deferred the base salary increase due to him as of January 2000 due to the Company's current financial condition. The yearly salary increase is 10% if the Company's net income after tax increases by 10% or greater from the prior year. The yearly salary increases by 3% is the Company's net income after tax does not increase by a minimum of 10%.

BONUS: It provides for a bonus of up to a maximum of 100% of the annual salary for each year. The bonus is based on the percentage increase in net income per share for the Company (after payment of all executive bonuses), greater than 10%, compared to the previous year. For example, if net income per share increases by 50% for the year ended 1999 compared to 1998, then the employee will be entitled to a bonus equal to 40% of the base salary during 1999 ($120,000 * 40% = $48,000). The bonus is payable 50% in cash or stock at the Company's discretion and 50% in cash or stock at the employee's discretion.

TERMINATION & NON-COMPETE: The Employment Agreement provides for termination "for cause" as defined in the Agreement. If the employee terminates employment or it is terminated for cause as defined in the Agreement or either party elects not to renew at the end of any term with the required notice, the contract ceases, and no further compensation or benefits are paid. If the Employment Agreement is terminated by the Company without cause, then instead of any other damages or compensation, the employee is entitled to severance pay in the amount equal to one times the annual salary. However, if the remaining term of the agreement is less than one year, then the severance pay will equal the annual salary multiplied by a percentage equal to the number of days left in the term of the contract divided by 365. If terminated without cause in a renewal term, the severance pay shall be equal to the base compensation for that renewal term multiplied by a percentage equal to the number of days remaining in the renewal term at termination divided by 365. Under the Employment Agreement he has agreed not to compete with the company for a period of one year after termination within a prescribed geographic area and not to solicit or employ Company employees for two years after termination. These restrictive covenants apply upon termination by either party, with or without cause and upon expiration of the Agreement.

                         COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for inclusion in this proxy statement:

COMPENSATION PHILOSOPHY

Employment Agreements are described in more detail above and the Compensation Committee believes that those agreements establish base salaries, which are reasonable when compared to the Company's industry peers. The Employment Agreements call for incentive based bonuses and various other sources of incentive compensation as explained above.

Bonus compensation awarded to the Company's Officers and other key employees, generally results when the Company realizes net income after tax for the year. Individual or divisional productivity and/or profitability relating directly to a manager's efforts are frequently used in establishing guidelines for bonus awards paid in the form of cash and/or in stock options (See; 1996 Incentive Stock Option Plan).

The Compensation Committee believes that the majority of all compensation plans throughout the Company and the Employment Agreements for the Company's Executive Officers are in line with the Company's dual goals of rewarding performance and establishing compensation arrangements which align the interests of officers and other key employees with those of the Company's Shareholders.

1996 INCENTIVE STOCK OPTION PLAN

On June 28, 1996, the Company adopted the 1996 Incentive Stock Option Plan (the "Incentive Plan"), pursuant to which key employees of the Company are eligible for awards of stock options. The following sections summarize some of the principle features of the Incentive Plan.

Purpose. The Board of Directors believes that long-term incentive compensation is one of the fundamental components of compensation for the Company's key employees and that stock options under the Incentive Plan will play an important role in encouraging employees to have a greater financial investment in the Company. The Board of Directors believes that the Incentive Plan will help promote long-term growth and profitability by further aligning Shareholder and employee interests.

The purpose of the Incentive Plan is to promote the interests of the Company and its Shareholders by affording participants an opportunity to acquire a proprietary interest in the Company and by providing participants with long-term financial incentives for outstanding performance. Under the terms of the Incentive Plan, the Option Committee has a great deal of flexibility in the types and amounts of awards that can be made and the terms and conditions applicable to those awards.

Description of the Incentive Plan. The aggregate number of shares of Common Stock that are available for grants under the Incentive Plan is 252,000 shares (adjusted for the two-for-one stock splits paid to Shareholders of record on August 30, 1996 and December 16, 1996 and the 100% stock dividend paid to Shareholders of record on November 21, 1997.) All shares allocated to awards under the Incentive Plan that are cancelled or forfeited are available for subsequent awards.

Administration. The Option Committee administers the Incentive Plan. The members of the Option Committee are not eligible to receive awards under the Incentive Plan. The Option Committee has the full power to: (a) designate the key employees to receive awards from time to time; (b) determine the sizes and types of awards; (c) determine the terms and provisions of awards as it deems appropriate; (d) construe and interpret the Incentive Plan and establish, amend or waive rules and regulations relating to the administration of the Incentive Plan; (e) amend the terms and provisions of any outstanding award to the extent such terms and provisions are within the discretion of the Option Committee; and
(f) make all other decisions and determinations necessary or advisable for the administration of the Incentive Plan. All determinations and decisions made by the Option Committee pursuant to the Incentive Plan are final, conclusive and binding.

Eligible Participants. Only "key employees" of the Company and its subsidiaries are eligible to participate in the Incentive Plan. An employee who is a Director is eligible for an award unless he or she is a member of the Option Committee. The selection of the key employees is entirely within the discretion of the Option Committee. The concept of a "key employee" is, however, somewhat flexible and it is anticipated that such factors as the duties and responsibilities of employees, the value of their services, their present and potential contributions to the success of the Company and other relevant factors will be considered. Accordingly, the number of persons who ultimately may be eligible to participate in the Incentive Plan cannot presently be determined.

Option Price of Stock. The Incentive Plan provides for the grant of options to purchase shares of Common Stock at option prices to be determined by the Option Committee as of the date of grant. The option price may not be less than the fair market value (or in the case of a 10% Shareholder not less than 110% of the fair market value) of the shares of Common Stock on the date of grant. For such purpose "fair market value" means the average of the bid and asked price per share of the Common Stock as reported by the NASDAQ Stock Market or the OTC Bulletin Board, whichever is applicable at the time, on the date on which the fair market value is determined or, if Common Stock is not traded on such exchange or system on such date, then on the immediately preceding date on which Common Stock was traded on such exchange or system. Each grant of options is to be evidenced by an option agreement which is to specify the option price, the term of the option, the number of shares subject to the option and such other provisions as the Committee may determine.

Exercise of Options. The shares subject to an option may be purchased as follows: none in the first year after the grant of option; one-third in each of the second, third and fourth years. Options granted under the Incentive Plan will expire not more than ten years (or in the case of a 10% Shareholder not more than five years) from the date of grant.

Awards of Options. Awards of options under the Incentive Plan are to be determined by the Option Committee at its discretion. Notwithstanding the foregoing, the Option Committee may not grant options to any participant that, in the aggregate, are first exercisable during any one calendar year to the extent that the aggregate fair market value of the shares subject to such options, at the time of grant, exceeds $100,000.

Payments For Shares. Payments for shares issued pursuant to the exercise of any option may be made either in cash or by tendering shares of Common Stock of the Company with a fair market value at the date of the exercise equal to the portion of the exercise price which is not paid in cash.

No Rights as Shareholder. A participant granted an option under the Incentive Plan will have no rights as a Shareholder of the Company with respect to the shares subject to such option except to the extent shares are actually issued.

Non-transferability. Options may not be sold, transferred, pledged or assigned, except as otherwise provided by law or in an option agreement. The Option Committee may impose restrictions on the transfer of shares acquired pursuant to the exercise of options as it may deem advisable.

Termination of Employment. Except for termination for cause, death or disability, options terminate three months after the employment terminates or on such earlier date as the participant's option agreement specifies. In the event of termination for cause as defined in the Incentive Plan, the option terminates upon termination (subject to the Option Committee's right to reinstate for 30 days). In the event of death, the option will terminate six months after death, and in the event of disability one year after disability (unless the option period in the participant's option agreement expires earlier).

Amendment and Termination of the Incentive Plan. The Board of Directors may alter, amend, discontinue, suspend or terminate the Incentive Plan at any time in whole or in part. Notwithstanding the foregoing, Shareholder approval is required for any change to the material terms of the Incentive Plan and no amendment or modification of the Incentive Plan may materially and adversely affect any award previously granted without the consent of the participant.

401(K) RETIREMENT PLAN

On January 1, 1995, the Company implemented a 401(k) Retirement Plan (the "401(k) Plan"). The 401(k) Plan is a defined contribution plan covering all employees who have completed at least one year of service. The 401(k) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Company contributes an amount equal to 50% of a participant's payroll savings contribution up to a maximum of 6% of a participant's annual compensation. The Company's contributions to the 401(k) Plan in 1999 was $141,000 and was $162,108 in 1998. The Company's matching contribution has a vesting schedule.

CEO COMPENSATION

The Compensation Committee determines compensation for Allen D. Wykle, Chairman and Chief Executive Officer. Mr. Wykle has no formal Employment Agreement with the Company, however, the Compensation Committee is of the opinion that as the largest Shareholder of the Company, beneficial owner of 33% of the Company's common stock outstanding, Mr. Wykle's interest are aligned with the best interest of the Company's Shareholders.

SALARY: Mr. Wykle's current salary of $418,368 is at a level that the Committee deems to be reasonable in view of his level of involvement in the operations of the Company. He did not receive an increase in salary during 1998 or 1999. The committee reviews Mr. Wykle's salary annually for possible adjustment considering the magnitude of the Company's business activities and the related demands placed on Mr. Wykle.

BONUS: The Committee did not award a bonus to Mr. Wykle for the years ended December 31, 1998 and 1999. While Mr. Wykle does not have a formal employment agreement with the Company, the compensation committee did verbally agree, at the meeting held on November 3, 1998, to calculate Mr. Wykle's bonus for the years ended December 31, 1999 through 2001 using the bonus formula described in the employment agreements for Mr. Diggins, Mr. Yeakel and Ms. Schwindt. Thus, Mr. Wykle may receive up to one times his annual salary as a bonus in these three years subject to certain financial results of the Company. (See:
Employment Agreements).

Mr. Wykle is a member of the Compensation Committee but abstains from votes concerning his own compensation.

                                         APPROVED FINANCIAL CORP.
                                         COMPENSATION COMMITTEE:


                                          Oscar Warner, Chairman
                                          Leon Perlin
                                          Allen D. Wykle
                                          Robert Salter

                            STOCK PERFORMANCE GRAPH

The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return for The Russell 2000 Index ("Russell 2000") and the Russell 2000 Financials Index ("Russell 2000 Financials), a peer group selected by the Company on an industry and line-of-business basis, commencing June 30, 1994 and ending December 31, 1999. The graph assumes an investment in Approved Financial Corp. Common Stock of $100 on June 30, 1994, which is the first date for which public market trading data is available. The graph assumes an investment of $100 in Russell 2000 on June 30, 1994 and an investment of $171 in the Russell 2000 Financials on June 30, 1995. June 30, 1995 is the first semi-annual date for which the pricing information was available for the Russell 2000 Financials and $171 represents the equivalent value of Approved's Common Stock on that date for purposes of this graph.

                             [GRAPH APPEARS HERE]


                             ------------------------------------------------------------------------------------------------------
                             30-Jun-  30-Dec-  30-Jun-  29-Dec-  28-Jun-  31-Dec- 30-Jun- 31-Dec- 30-Jun- 31-Dec-  30-Jun-  31-Dec-
                               94       94       95       95       96       96      97      97      98      98        99      99
-----------------------------------------------------------------------------------------------------------------------------------
Approved Financial Corp.      100     94       171      221      400       929     981    1600    1432     348     245        90
Russell 2000 Index            100    104       118      131      144       151     165     182     190     176     190       210
Russell 2000                                   171      189      198       232     259     302     297     263     273       241
-----------------------------------------------------------------------------------------------------------------------------------

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 15, 2000 regarding the number of shares of Common Stock beneficially owned by all Directors, Executive Officers, and 5 % Shareholders. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director, Executive Officer or 5% Shareholder can vest title in himself within sixty days of April 15, 2000.

                                             Common Stock        Percentage of
     Name                                  Beneficially Owned          Class
     ----                                  ------------------          -----

     Allen D. Wykle (1)(2)(3)
     1716 Corporate Landing Parkway
     Virginia Beach, VA 23454                1,839,691                 33.5%

     Leon H. Perlin (4)
     3360 South Ocean Boulevard
     Apartment 5H2
     Palm Beach, FL 33480                      929,256                 17.0

     Gregory J. Witherspoon (1)
     1601 Blue Jay Way
     Los Angeles, CA 90069                     231,300                  4.2

     Stanley W. Broaddus (1)(3)
     1716 Corporate Landing Parkway
     Virginia Beach, VA 23454                  137,138                  2.5

     Barry C. Diggins (1,6)
     8222 Glenmar Road
     Ellicott City, MD 21043                   110,534                  2.0

     Jean S. Schwindt (1,7)
     1062 Normandy Trace Road
     Tampa, FL 33602                            81,817                  1.5

     Oscar S. Warner (8)
     215 Brooke Avenue, Apt #905
     Norfolk, VA 23510                          66,000                  1.2

     Arthur Peregoff (9)
     816 Oriole Drive
     Virginia Beach, VA 23451                   51,750                    *

     Neil W. Phelan (1)
     1716 Corporate Landing Parkway
     Virginia Beach, VA 23454                   17,953                    *

     Gregory W. Gleason (1)
     2380 Court Plaza Drive, Suite 200
     Virginia Beach, VA 23456                    4,850                    *

     Eric S. Yeakel (1)
     1716 Corporate Landing Parkway
     Virginia Beach, VA 23454                    5,500                    *

     Robert M. Salter
     613 Lynnhaven Parkway
     Virginia Beach, VA 23452                      464                    *

     All present Executive
     Officers, Directors & Nominees
     as a group (12 persons)
     (1,2,3,4,6,7,8,9)                       3,476,253                 63.1

________________________

 *   Owns less than 1% of class.
(1) For Mr. Wykle includes beneficial ownership of 7,667 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2000, and excludes 13,333 shares subject to stock options that cannot be exercised within 60 days of April 15, 2000. For Mr. Witherspoon, includes beneficial ownership of 1,500 shares subject to non-qualified stock options that may be exercised within 60 days of April 15, 2000, and excludes 3,000 shares subject to non-qualified stock options that cannot be exercised within 60 days of April 15, 2000. For Mr. Diggins, includes beneficial ownership of 2,500 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2000, excluded are 5,000 shares subject to stock options that cannot be exercised within 60 days of April 15, 2000. For Ms. Schwindt includes beneficial ownership of 4,167 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2000, excluded are 8,333 shares subject to stock options that cannot be exercised within 60 days from April 15, 2000. For Mr. Phelan included is the beneficial ownership of 4,833 shares which may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2000, and excludes 4,667 shares subject to stock options that cannot be exercised within 60 days of April 15, 2000. For Mr. Yeakel included is the beneficial ownership of 5,500 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2000, and excludes 8,500 shares subject to stock options that cannot be exercised within 60 days of April 15, 2000. For Mr. Broaddus includes beneficial ownership of 3,333 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2000, and excludes 4,667 shares subject to stock options that cannot be exercised within 60 days of April 15, 2000. For Mr. Gleason, includes beneficial ownership of 450 shares that may be issued upon the exercise of stock options exercisable within 60 days of April 15, 2000, excluded are 900 share subject to stock options that cannot be exercised within 60 days of April 15, 2000.
(2) Excludes 7,000 shares registered to his adult children and his grandchildren, as to which Mr. Wykle disclaims beneficial ownership.
(3) Mr. Wykle and Mr. Broaddus are Co-Trustees of the Company's profit-sharing Plan ("Plan"), that owns 39,680 of the Company's Common Stock. They share voting power. Mr. Wykle's ownership interest in the Plan is 65% and Mr. Broaddus' share is 15%. Included under Mr. Wykle's shares for the purposes of this disclosure are 33,728 Plan shares, which exclude the 5,952 shares (15% of the Plan shares) which are included under Mr. Broaddus's ownership. Mr. Wykle claims voting rights but disclaims beneficial ownership of all but the 65% he owns in the Plan.
(4)  Includes 594,000 shares owned by Mr. Perlin's wife.
(5)  Includes 1,888 shares owned jointly by Mr. Diggins' and his wife.
(6) Excluded are stock appreciation rights for 16,000 shares at $2.63 per share. Excluded are 8,000 shares owned by her parents, to which Ms. Schwindt disclaims beneficial ownership.
(7) Excludes 68,600 shares registered to Mr. Warner's adult children and his grandchildren, to which he disclaims beneficial ownership.
(8) Mr. Peregoff's shares are held jointly with his wife. Excludes 33,848 shares registered to Mr. Peregoff's adult children and his grandchildren, to which he disclaims beneficial ownership.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has maintained business relationships and engaged in certain transactions with affiliated companies and the parties as described below. It is the policy of the Company to engage in transactions with related parties only on terms that, in the opinion of the Company, are no less favorable to the Company than could be obtained from unrelated parties and each of the transactions described below conforms to that policy.

Agreement with Mills Value Adviser, Inc.

The Company entered an investment management agreement on March 28, 1996, with Mills Value Adviser, Inc. ("MVAI"), a registered investment advisor. Under the agreement, MVAI manages a portion of the Company's non-qualified profit-sharing Plan. The Plan's trustees retain all proxy voting rights for securities managed by MVAI. During 1999, the Company paid $4,517 in advisory fees to MVAI. Jean
S. Schwindt, an officer, Director and member of the Executive Committee, is a portfolio manager for a small number of individual advisory clients of MVAI.

Indebtedness of Management

The Company and the Savings Bank have no outstanding extensions of credit to members of the Board of Directors or management at December 31, 1999.

Promissory Notes

The Company has, from time to time, issued promissory notes to assist in cash flow. The notes are callable on 30 days notice from the holder and may be prepaid by the Company. The notes are usually issued to Directors, Officers or Shareholders. As of December 31, 1999, the following Directors and Executive Officers were holders of promissory notes in the amounts and interest rates specified below:

          Allen D. Wykle         $674,648    10.00%
          Stanley W. Broaddus     315,316    10.00
          Stanley W. Broaddus     188,227     8.00
          Leon H. Perlin            8,999     8.00
          Leon H. Perlin          245,953     9.00
          Oscar S. Warner          46,000     8.00
          Oscar S. Warner          65,789     8.75
          Arthur Peregoff         400,000    10.00

                           AVAILABILITY OF FORM 10-K

The Company will provide to any Shareholder, without charge, upon written request of such Shareholder, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission. Such requests should be addressed to Approved Financial Corp., 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454, Attn:
Jean Schwindt.

                      SECTION 16(a) REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Executive Officers, and persons owning more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC"). The copies of Form 4 and Form 3 filings received by the Company during 1999 reflect that Messrs. Peregoff and Warner were each delinquent concerning one Form 4 filing.

                           PROPOSALS BY SHAREHOLDERS

Any Shareholder proposal which is intended to be presented at the Company's annual meeting of Shareholders to be held in the year 2001 must be received at the Company's principal executive offices, located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454, Attention: Stanley Broaddus, Secretary of the Company, by no later than February 1, 2001, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Shareholders of the Company who intend to bring business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. The Company will furnish copies of such Bylaw provisions upon written request to Stanley Broaddus at the above-mentioned address.

                                OTHER BUSINESS

The Meeting scheduled for June 7, 2000 is held for the purposes as set forth in the Notice that accompanies this Proxy Statement. The Board is not presently aware of business to be transacted at the Meeting other than as set forth in the Notice. However, if any other business properly comes before the meeting, the Proxies named on the accompanying proxy card will vote their Proxies in their discretion on such business.

                                    By Order of the Board of Directors

                                    /s/ Allen D. Wykle
                                    Allen D. Wykle
                                    Chairman of the Board

Virginia Beach, Virginia
April 30, 2000

-------------------------------------------------------------------------------
------------------------------------------------------------------------

                            APPROVED FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 7, 2000
                               PROXYHOLDER BALLOT

CIRCLE THE APPROPRIATE ANSWERS TO INDICATE YOUR VOTE ON EACH RESOLUTION BELOW.

I, the undersigned, pursuant to proxy given, hereby vote:

      FOR                            AGAINST                                                   ABSTAIN

the following resolution:

RESOLVED, that Stanley W. Broaddus be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2003 and until his successor shall have been duly elected and qualified;

I, the undersigned, pursuant to proxy given, hereby vote:

      FOR                            AGAINST                                                   ABSTAIN

the following resolution:

RESOLVED, that Arthur Peregoff be, and he hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2003 and until his successor shall have been duly elected and qualified;

-------------------------------------------------------------------------------
------------------------------------------------------------------------

I, the undersigned, pursuant to proxy given, hereby vote:

      FOR                            AGAINST                                                   ABSTAIN

the following resolution:
RESOLVED, that Jean S. Schwindt be, and she hereby is, elected as a director of the Company to serve for a term of office expiring at the Company's Annual Meeting of Stockholders to be held in the year 2003 and until his successor shall have been duly elected and qualified;
I, the undersigned, pursuant to proxy given, hereby vote:

      FOR                            AGAINST                                                   ABSTAIN

the following resolution:
RESOLVED, that the appointment of PricewaterhouseCoopers L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 2000 be, and it hereby is, ratified.

                                                 Dated this 7th day of June,
                                                 2000.

                                                 Signature: ___________________

                                                 Name: ________________________

                                                 # of shares represented ______